Weighted Average Common and Common Equivalent Shares Outstanding
Twelve months ended  March 31, 1997
                                                    Shares     Weighted Average
                                               Outstanding   Shares Outstanding
                                             -------------  -------------------

Common shares outstanding, March 31, 1996:       3,173,822            3,173,822

Additional shares outstanding due to:
        Stock issued                             1,042,352              641,194
        Stock split                                      0                    0
        Stock acquired (Treasury)                        0                    0
        Stock retired                                    0                    0
                                             -------------  -------------------

Common shares outstanding March 31, 1997:        4,216,174            3,815,016
                                             =============  ===================


--------------------------------------------------------------------------------

Weighted Average Common and Common Equivalent Shares Outstanding
Twelve months ended  March 31, 1996
                                                    Shares     Weighted Average
                                               Outstanding   Shares Outstanding
                                             -------------  -------------------

Common shares outstanding, March 31, 1995:       3,056,023            3,056,023

Additional shares outstanding due to:
        Stock issued                               155,457              125,508
        Stock split                                      0                    0
        Stock acquired (Treasury)                        0                    0
        Stock retired                              (37,658)             (36,626)
                                             -------------  -------------------

Common shares outstanding March 31, 1996:        3,173,822            3,144,905
                                             =============  ===================